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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 6, 2001
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                                ELECTROPURE, INC.
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             (Exact name of registrant as specified in its charter)



       CALIFORNIA                     0-16416                     33-0056212
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State or other jurisdiction         (Commission                (IRS Employer
     of Incorporation               file number)             Identification No.)


            23456 SOUTH POINTE DRIVE, LAGUNA HILLS, CALIFORNIA 92653
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, include area code (949) 770-9347
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                                      NONE
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          (Former name or former address, if changed since last report)



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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

As previously reported, on August 6, 2001, Kelly & Company resigned as the independent auditors for Electropure, Inc. On August 15, 2001, the Board of Directors engaged Hein + Associates LLP as the independent auditors for Electropure, Inc.

Registrant did not consult with Hein + Associates LLP on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or any disagreements or a reportable event (as defined in Item 304(a)(1)(iv) of Regulation S-B).

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (b) EXHIBITS:

              16.1 Letter from Kelly & Company dated August 7, 2001 (previously filed).

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELECTROPURE, INC.
                                            (Registrant)

                                            /s/ CATHERINE PATTERSON
                                            ------------------------------------
                                                Catherine Patterson
                                                Chief Financial Officer


August 16, 2001


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